Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Supplement to:

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150

Prospectus Dated May 1, 2016

Supplement Dated May 1, 2022

The following disclosures are added to your Policy prospectus:

Fixed Account Risks

The Fixed Account is part of the General Account of Ameritas Life Insurance Corp. The obligations of the General Account are subject to the claims of our creditors, the financial strength and the claims paying ability of the Company. The General Account is not a bank account and it is not insured by the FDIC or any other government agency.

Insurance Company Risks

Ameritas Life has sole legal responsibility to pay amounts that are owed under the Policy. You should look to the financial strength of Ameritas Life for its claims-paying ability. We are also exposed to risks related to natural and human-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the portfolios available through your Policy. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such event and some events may be beyond control and cannot be fully mitigated or foreseen.

The following disclosures are added to your Policy prospectus regarding the payment of advisory fees:

The Federal Income Tax Matters section of your Prospectus is revised to include the following information:

The investment advisory fees charged by third-party financial intermediaries are in addition to Policy fees and expenses described in the prospectus. If the Policy Owner elects to pay the investment advisory fees from the Policy Value, this may reduce the death benefit under the Policy.

Any fee amounts withdrawn that exceed the 1.5% cap during a calendar year will be reportable and taxable in the calendar year withdrawn. The amount that exceeds the Permitted Amount may be subject to federal and state withholding. Further, if the Policy Owner is less than age 59 1/2, a 10% penalty may also apply.

The Policy Distributions/Withdrawals section of your Prospectus is revised to include the following information:

Advisory fees may be paid to third party financial professionals and are treated as withdrawals.

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Partial Withdrawal Risks

Partial withdrawals, including for advisory fees, may reduce the amount of the Death Benefit. Taxes and tax penalties may apply.

Withdrawals could reduce the relevant Policy Value significantly, and by more than the actual amount of the withdrawal.

Given the possibly significant effect of such reductions, you are encouraged to consult your financial professional and a qualified tax advisor before making withdrawals to pay for advisory fees to your financial professional pursuant to an Advisory Fee Authorization.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 875 5-22